Filed pursuant to Rule 497(e)

File Nos. 033-43089 and 811-06431

MANAGERS TRUST II

MANAGERS AMG CHICAGO EQUITY PARTNERS BALANCED FUND

MANAGERS HIGH YIELD FUND

MANAGERS AMG GW&K FIXED INCOME FUND

(formerly Managers Fixed Income Fund)

Supplement dated December 1, 2012 to the Statement of Additional Information dated

May 1, 2012, as supplemented September 25, 2012, October 2, 2012 and November 20, 2012

The following information supplements and supersedes any information to the contrary relating to Managers AMG Chicago Equity Partners Balanced Fund, Managers High Yield Fund and Managers AMG GW&K Fixed Income Fund (formerly Managers Fixed Income Fund) (the “Funds”), each a series of Managers Trust II (the “Trust”), contained in the Funds’ Statement of Additional Information (the “SAI”), dated and supplemented as noted above.

EFFECTIVE DECEMBER 1, 2012, SHARES OF THE FUNDS ARE NO LONGER OFFERED UNDER THE SAI. SHARES OF THE FUNDS WILL BE OFFERED UNDER A NEW SEPARATE STATEMENT OF ADDITIONAL INFORMATION (THE “NEW STATEMENT OF ADDITIONAL INFORMATION”), DATED DECEMBER 1, 2012.

The Funds’ New Statement of Additional Information contains important information about the Funds, including share class changes to the Funds that were previously approved by the Board of Trustees of the Trust. All interested persons and prospective shareholders may visit www.managersinvest.com/prospectus_annual_reports or call Managers Investment Group LLC, the investment manager of the Funds, toll-free at 1-800-835-3879 to obtain copies of the New Statement of Additional Information.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE